UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2021

DRIVEN BRANDS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39898 (Commission File Number)	47-3595252 (I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina 28202
(Address of principal executive offices) (Zip Code)

(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 6 to the Amended and Restated Base Indenture

On March 30, 2021, Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation (wholly-owned subsidiaries of Driven Brands Holdings Inc. (the “Company”)) (together, the “Co-Issuers”) entered into the Amendment No. 6 (“Amendment No. 6 to Base Indenture”) to the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020 and Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary.

Amendment No. 6 to Base Indenture amended the Base Indenture by (i) changing the calculation of the Driven Brands Leverage Ratio (as defined in the Base Indenture) such that any revolving facility indebtedness issued under the Base Indenture is measured based on the outstanding principal amount of such indebtedness at the relevant date of determination, except for purposes of testing whether amortization is required to be paid on pre-existing term indebtedness issued under the Base Indenture, and (ii) increasing the amount of equity contributions to the Co-Issuers permitted to be treated as Net Cash Flow (as defined in the Base Indenture) to (x) with respect to any fiscal quarter, the greater of 4% of Net Cash Flow over the immediately preceding four quarterly fiscal periods and $10 million, (y) with respect to any four quarterly fiscal periods, the greater of 8% of Net Cash Flow over the immediately preceding four quarterly fiscal periods and $20 million and (z) over the term of the Base Indenture, the greater of 16% of Net Cash Flow over the immediately preceding four quarterly fiscal periods and $40 million.

The foregoing description of Amendment No. 6 to Base Indenture is qualified in its entirety by reference to the full text of Amendment No. 6 to Base Indenture, which is incorporated herein by reference to Exhibit 4.1 to this Current Report on Form 8-K.

Amendment No. 3 to the Amended and Restated Management Agreement

On March 30, 2021, Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, Driven Brands, Inc., as manager, and Citibank, N.A., as trustee, entered into the Amendment No. 3 (“Amendment No. 3 to U.S. Management Agreement”) to the Amended and Restated Management Agreement, dated as of April 24, 2018 (as amended by the Amendment and Joinder to Management Agreement, dated as of October 4, 2019, and the Amendment and Joinder to the Amended and Restated Management Agreement, dated as of July 6, 2020, the “U.S. Management Agreement”), among Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, certain Sub-managers party thereto, Driven Brands, Inc., as manager, and Citibank, N.A., as trustee.

Amendment No. 3 to U.S. Management Agreement amended the U.S. Management Agreement by (i) increasing to $50 million the aggregate outstanding principal amount of indebtedness for borrowed money that may be incurred by Non-Securitization Entities (as defined in the U.S. Management Agreement) without testing compliance with the Driven Brands Leverage Ratio and (ii) with respect to any such indebtedness subject to compliance with the Driven Brands Leverage Ratio, changing the calculation of the Driven Brands Leverage Ratio in conformance with Amendment No. 6 to Base Indenture such that any revolving facility indebtedness is measured based on the outstanding principal amount of such indebtedness at the relevant date of determination.

The foregoing description of Amendment No. 3 to U.S. Management Agreement is qualified in its entirety by reference to the full text of Amendment No. 3 to U.S. Management Agreement, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Amendment No. 1 to the Canadian Management Agreement

On March 30, 2021, Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager, and Citibank, N.A., as trustee, entered into the Amendment No. 1 (“Amendment No. 1 to Canadian Management Agreement”) to the Canadian Management Agreement (the “Canadian Management Agreement”), dated as of July 6, 2020, among Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager, and Citibank, N.A., as trustee.

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Amendment No. 1 to Canadian Management Agreement amended the Canadian Management Agreement by conforming the limitations on incurrence of indebtedness set forth in the Canadian Management Agreement to the same limitations on incurrence of indebtedness set forth in the U.S. Management Agreement, as amended by Amendment No. 3 to U.S. Management Agreement.

The foregoing description of Amendment No. 1 to Canadian Management Agreement is qualified in its entirety by reference to the full text of Amendment No. 1 to Canadian Management Agreement, which is incorporated herein by reference to Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Amendment No. 6 to the Amended and Restated Base Indenture, dated as of March 30, 2021, among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as Canadian co-issuer, and Citibank, N.A., as trustee.
10.1	Amendment No. 3 to the Amended and Restated Management Agreement and Consent to Amendment No. 1 to Canadian Management Agreement, dated as of March 30, 2021, among Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, Driven Brands, Inc., as manager, and Citibank, N.A., as trustee.
10.2	Amendment No. 1 to Canadian Management Agreement, dated as of March 30, 2021, among Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager, and Citibank, N.A., as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: March 30, 2021	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, General Counsel and Secretary

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